     As filed with the Securities and Exchange Commission on August 20, 1999

                                                 REGISTRATION STATEMENT NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            -------------------------

                              PRIMIX SOLUTIONS INC.
             (Exact name of Registrant as specified in its charter)

               DELAWARE                                 04-3249618
       (State of incorporation)          (I.R.S. Employer Identification Number)

                             ONE ARSENAL MARKETPLACE
                         WATERTOWN, MASSACHUSETTS 02172
                                 (617) 923-6500

   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)


                PRIMIX SOLUTIONS INC. 1996 STOCK PLAN, AS AMENDED

                            (Full Title of the Plan)

                      ------------------------------------


                                LENNART MENGWALL
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                              PRIMIX SOLUTIONS INC.
                             ONE ARSENAL MARKETPLACE
                         WATERTOWN, MASSACHUSETTS 02172
                                 (617) 923-6500

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                          ----------------------------
                                 WITH COPIES TO:

                              H. DAVID HENKEN, P.C.
                           GOODWIN, PROCTER & HOAR LLP
                                 EXCHANGE PLACE
                           BOSTON, MASSACHUSETTS 02109
                                 (617) 570-1000
                          ----------------------------

                         CALCULATION OF REGISTRATION FEE


----------------------------------------------------------------------------------------------------------------------------------
 Title of Securities to be          Amount to be        Proposed Maximum Offering       Proposed Maximum            Amount of
         Registered                Registered (1)            Price Per Share        Aggregate Offering Price    Registration Fee
----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.001        1,754,133                  $2.593(2)                  $4,542,467               $1,270.00
per share
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement also relates to such indeterminate number of additional shares as may be issuable pursuant to the Primix Solutions Inc. 1996 Stock Plan, as amended, as a result of a stock dividend, reverse stock split, split-up, recapitalization or other similar event.

(2) This estimate is based on the average of the high and low prices of the Common Stock of Primix Solutions Inc., par value $.001 per share, as reported on the NASDAQ National Market on August 17, 1999, pursuant to Rule 457(c) and (h) under the Securities Act of 1933, solely for purposes of determining the registration fee with respect to the shares of Common Stock to be issued under the Primix Solutions Inc. 1996 Stock Plan, as amended.
--------------------------------------------------------------------------------
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



                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

          This registration statement relates to additional securities of the same class as other securities for which a registration statement filed on Form S-8 relating to an employee benefit plan is effective. Pursuant to Instruction E of Form S-8, Primix Solutions Inc. (f/k/a/ OneWave, Inc.) (the "Registrant") hereby incorporates by reference the Registration Statement on Form S-8 dated July 29, 1996 as filed with the Securities and Exchange Commission on such date, File No. 333-09101.

Item 8.   EXHIBITS.

          The following is a complete list of exhibits filed or incorporated by reference as part of this Registration Statement:


      EXHIBIT NO.        DESCRIPTION
      -----------        -----------
          5.1            Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.
          23.1           Consent of Goodwin, Procter & Hoar LLP (included in their opinion filed as Exhibit 5.1 hereto).
          23.2           Consent of Arthur Andersen LLP, Independent Public Accountants.
          24.1           Power of Attorney (included on the signature page of this registration statement).


                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Watertown, Commonwealth of Massachusetts on this 5th day of August, 1999.

                           Primix Solutions Inc.



                           By:     /s/ LENNART MENGWALL
                              -------------------------
                              Lennart Mengwall
                              Chairman of the Board and Chief Executive Officer


                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Primix Solutions Inc. hereby severally constitute Lennart Mengwall and David W. Chapman, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Primix Solutions Inc. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



          SIGNATURE                                        CAPACITY                     DATE
          ---------                                        --------                     ----


     /s/ LENNART MENGWALL                 Chairman of the Board and                   August 5, 1999
----------------------------
Lennart Mengwall                          Chief Executive Officer


     /s/ OFER NEMIROVSKY                  Director                                    August 5, 1999
----------------------------
Ofer Nemirovsky


                                          Director
----------------------------
Kevin Azzouz


     /s/ ROBERT B. HEDGES, JR.            Director                                    August 5, 1999
----------------------------
Robert B. Hedges, Jr.


     /s/ DAVID W. CHAPMAN                 Chief Financial Officer, Treasurer and      August 5, 1999
----------------------------
David W. Chapman                          Secretary


                                  EXHIBIT INDEX


     EXHIBIT NO.        DESCRIPTION

         5.1            Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.

         23.1           Consent of Goodwin, Procter & Hoar LLP (included in their opinion filed as Exhibit 5.1 hereto).

         23.2           Consent of Arthur Andersen LLP, Independent Public Accountants.

         24.1           Power of Attorney (included on the signature page of this registration statement).





